                                                                 EXHIBIT 6.9


---------------------------------------------------------------------------------------------------------------------------------
                                                     BORROWER
                                       SCARDELLO MARKETING GROUP, L.L.C.


FIRST BANK TEXAS N.A.                                                                               COMMERCIAL
8820 WESTHEIMER                                                                                   REVOLVING OR DRAW
HOUSTON, TX 77063                                    ADDRESS                                      NOTE-VARIABLE RATE
713-781-7171   (LENDER)                4295 SAN FELIPE, STE 200
                                       HOUSTON, TX 77056
                                       TELEPHONE NO.       IDENTIFICATION NO.
                                                           76-0603523


---------------------------------------------------------------------------------------------------------------------------------
    OFFICER          INTEREST         PRINCIPAL AMOUNT/            FUNDING/           MATURITY         CUSTOMER          LOAN
    INITIALS           RATE            CREDIT LIMIT             AGREEMENT DATE          DATE            NUMBER          NUMBER

       RW            VARIABLE             $25,000.00               05/19/99           06/05/01                       503993092542
---------------------------------------------------------------------------------------------------------------------------------

                                    PROMISE TO PAY

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender indicated above the principal amount or TWENTY-FIVE THOUSAND AND NO/100 Dollars ($25,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to expenses, then to accrued unpaid interest, and then to outstanding principal, or in any other manner as determined by Lender, in Lender's sole discretion, as permited by law.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days and the actual number of days per year (and in any event, 365 or 366 days per year during periods when the Maximum Lawful Rate which is defined on the reverse is in effect) and the actual number of days elapsed. So long as there is no default under this Note, interest on this Note shall be calculated at the variable rate of ONE AND 500/1000 percent (1.500%) per annum over the Index Rate, provided that such rate shall not exceed the Maximum Lawful Rate. The initial Index Rate is currently SEVEN AND 750/1000 percent (7.750%) per annum. Therefore, the initial interest rate on this Note shall be NINE AND 250/1000 percent (9.250%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:

INDEX RATE: The Index Rate for this Note shall be:
   THE PRIME RATE AS QUOTED AND ADJUSTED BY FIRST BANK TEXAS N.A.


If the index becomes unavailable during the term of the loan, Lender may substitute another index which is similar. MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a%) per annum. The maximum interest rate on this Note shall not exceed n/a percent (n/a%) per annum, or the Maximum Lawful Rate, whichever is less.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its sole discretion, determine that all amounts owing to Lender shall bear interest as follows: 4.5% ABOVE THE INDEX RATE or the Maximum Lawful Rate, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

     INTEREST ONLY PAYMENTS BEGINNING JUNE 19, 1999 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JUNE 5, 2001.

All payments will be made to Lender at its address in the county described above and in lawful currency of the United States of America.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. If this
Note is prepaid in full, there will be: No prepayment penalty. A prepayment penalty of:

LATE CHARGE: If an installment is received more than 10 days late, Borrower will be charged a late charge of 5.00% of the installment. Borrower will pay this late charge only once on any installment.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest in all monies, instruments, and savings, checking, and other deposit accounts of Borrower's, (excluding IRA, Keogh, and trust accounts and deposits subject to tax penalties if so assigned), that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to and cumulative of Lender's right of common law setoff. If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security for this Note now or in the future.

DISHONORED CHECK CHARGE: Borrower will pay a processing fee of $15.00 if any check provided to Lender as payment on this loan is dishonored and returned.

REVOLVING OR DRAW FEATURE: This Note possesses a revolving or draw feature as indicated below.
 /X/ This Note possesses a revolving feature. Borrower shall be entitled to borrow up to the full principal amount of the Note from time to time during the term of this Note.

 / / This Note possesses a draw feature. Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a written ledger of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the outstanding principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any advance on such ledger shall not limit or otherwise affect the obligations of the Borrower under this Note the repay the outstanding principal amount of the advances together with all accrued, unpaid interest thereon. Lender shall not be obligated to provide Borrower with a copy of the ledger on a periodic basis, however, Borrower shall be entitled to inspect or obtain a copy of the ledger during Lender's business hours.

CONDITIONS FOR ADVANCES: Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:

THERE IS NO MATERIAL ADVERSE CHANGE IN THE LENDER'S JUDGEMENT, IN THE BORROWER'S OR GUARANTOR'S FINANCIAL CONDITION.

RENEWAL: If checked   / / this Note is given in renewal of, but not in novation
or discharge of loan number___________________________________________________.

______________________________________________________________________________

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

THIS NOTE AND RELATED DOCUMENTS HAVE BEEN SIGNED IN THE COUNTY OF LENDER'S ADDRESS UNLESS OTHERWISE SPECIFIED: HARRIS

NOTE DATE: MAY 19, 1999

BORROWER: SCARDELLO MARKETING GROUP, L.L.C.  BORROWER:

 /s/ Benjamin J. Scardello
-------------------------------------------  ---------------------------------
BENJAMIN J. SCARDELLO
PRESIDENT

BORROWER:                                    BORROWER:

-------------------------------------------  ---------------------------------


BORROWER:                                    BORROWER:

-------------------------------------------  ---------------------------------


BORROWER:                                    BORROWER:

-------------------------------------------  ---------------------------------

                                 TERMS AND CONDITIONS

COMPLIANCE WITH APPLICABLE LAW: It is Lender's intention to comply fully with Texas law, and federal law as applicable, regulating credit terms, interest, fees, charges, expenses, and other amounts. For purposes of determining Lender's compliance with such laws, the following shall apply to the extent permitted by law: (a) any contract, charge or receipt by Lender, whether occurring now or in the future, shall be strictly limited by this provision;
(b) the "Maximum Lawful Rate" shall mean the maximum lawful ceiling, rate or amount that Lender could have contracted to charge or receive under Texas Law or applicable federal law, whichever permits the highest maximum ceiling, rate or amount; (c) to the extent the Texas Credit Title, as amended, provides the Maximum Lawful Rate, the "weekly ceiling" shall apply unless changed by Lender in accordance with Texas law; (d) Lender may calculate rates or amounts by aggregating, amortizing, prorating, allocating, and spreading amounts contracted for, charged or received over the full term of the transaction; (e) no contract, charge or receipt shall obligate Borrower or any obligor to pay any amount in excess of the Maximum Lawful Rate or waive any right under the Texas Credit Title; and (f) any contract, charge or receipt that in the event of acceleration or under any other contingency purports to require the payment or collection of any amount in excess of the Maximum Lawful Rate shall automatically be reformed to not obligate Borrower or any other obligor to pay any amount in excess of the Maximum Lawful Rate. If Lender ever contracts for, charges or receives a rate or amount in excess of the Maximum Lawful Rate, the excess (whether denominated principal, interest or otherwise) shall be automatically subject to reallocation, cancellation, credit, application, or refund to eliminate any amount in excess of the Maximum Lawful Rate.

2. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:

     (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows any loss, diminution, or impairment of the physical condition, value, title, priority, possession, or control of any collateral securing this Note or Borrower's or Lender's rights therein, including, but not limited to, allowing any part of the collateral to be placed into receivership, removed, impaired, lost, stolen, destroyed, damaged, seized, confiscated or affected in any material way;

     (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;

     (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding: or

     (g)  causes Lender to deem itself insecure in good faith.

3. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

     (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

     (c)  to lawfully and peaceably take possession of any collateral;

     (d) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

     (e) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance in the manner permitted by law;

     (f) to set-off Borrower's obligations (including past due installments) against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

     (g) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order.

4. DEMAND FEATURE: If this Note contains a demand feature, then notwithstanding anything to the contrary contained in this Note, Lender's rights with respect to the events of default identified above shall not be limited, restricted, impaired or otherwise adversely affected by the demand feature of this Note. Lender's right to demand payment, at any time and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

5. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements including, but not limited to, balance sheets and profit and loss statements and other information upon request.

6. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver no one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

7. SEVERABILITY: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid.

8. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

9. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

10. APPLICABLE LAW: THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT THAT TEX. REV. CIV. STAT. ANN. ART. 5069, CHAPTER 15, OR ITS SUCCESSORS, (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS), DOES NOT APPLY TO THIS NOTE.

11. COLLECTION EXPENSES: If Lender hires an attorney (who is not a salaried employee of Lender) to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's reasonable attorney's fees and collection costs subject to court award.

12. MISCELLANEOUS: This Note is being executed for commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of intent to accelerate, notice of acceleration, notice of dishonor and protest. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

13.  ADDITIONAL TERMS:
     SEE YEAR 2000 ADDENDUM ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE


--------------------------------------------------------------------------------------------------------------------------------
                                     SCARDELLO MARKETING GROUP, L.L.C.

 FIRST BANK TEXAS N.A.                                                                                     YEAR 2000
 8820 WESTHEIMER                                                                                            ADDENDUM
 HOUSTON, TX 77063                                           ADDRESS
 713-781-7171   (LENDER)             4295 SAN FELIPE, STE 200
                                     HOUSTON, TX 77056
                                     TELEPHONE NO.       IDENTIFICATION NO.
                                                         76-0603523
--------------------------------------------------------------------------------------------------------------------------------
    OFFICER          INTEREST             PRINCIPAL               FUNDING           MATURITY           CUSTOMER          LOAN
    INITIALS           RATE                AMOUNT                  DATE               DATE              NUMBER          NUMBER

       RW            VARIABLE            $25,000.00              05/19/99           06/05/01                        503993092542
--------------------------------------------------------------------------------------------------------------------------------

YEAR 2000 PROBLEM. Borrower understands that the "Year 2000" problem arises from computer hardware and software (collectively, "Computer Systems") that use two rather than four digits to present a calendar year and recognize all two-digit years as occurring in the 20th century. These Computer Systems will be unable to perform in a predictable manner after December 31, 1999. For a Computer System to be considered "Year 2000 Compliant", it must record, store, process, and present dates falling on or after January 1, 2000 in the same manner and with the same functionality as it does for dates on or before December 31, 1999.

YEAR 2000 BUSINESS RISKS. Borrower understands and acknowledges that there are substantial business risks associated with the use of Computer Systems that are not Year 2000 Compliant. Any Computer System that calculates, compares, sorts, or uses dates, such as accounting and inventory programs, may be affected, as may electronic devices such as telephone and security systems. Failure of Computer Systems which perform important business functions to be Year 2000 Compliant could have a material adverse impact on Borrower's business, including impairment of cash flow, reduction in the value of accounts and other assets, significant decline in the value of collateral securing loans, and impairment of the ability to pay and perform business obligations.

BORROWER'S YEAR 2000 COVENANTS, REPRESENTATIONS AND WARRANTIES. Recognizing the business risks presented by the Year 2000 Problem, as part of and in addition to any other covenants, representations, and warranties made by Borrower to Lender, described above, Borrower represents and warrants to Lender, and covenants with Lender that:

     INTERNAL YEAR 2000 ASSESSMENT. Borrower has made a detailed inventory, review and assessment of all areas within its business and operations that could be adversely affected by the failure of Borrower to be Year 2000 compliant on a timely basis.
     KEY THIRD-PARTY INQUIRY. Borrower has made and will continue to make written inquiry of those suppliers, vendors, customers and other third parties with whom Borrower regularly does business and whose lack of Year 2000 compliance would, with reasonable probability, have a material adverse impact on Borrower's business, assets, or financial condition, as to whether those persons and entities will, on a timely basis, be Year 2000 Compliant in all material respects. On the basis of such inquiry, Borrower believes that all such persons will be so compliant.
     YEAR 2000 COMPLIANCE PLAN. Borrower has developed a detailed plan and timeline for becoming Year 2000 Compliant on a timely basis and has committed adequate financial, personnel, and other resources to complete the plan on schedule. The plan includes a course of action in the event that, even though Borrower completes its plan, there are Year 2000 related Computer Systems failures. Borrower has to date implemented the plan in accordance with the timeline and shall complete the plan in accordance with the timeline.
     DISCLOSURE TO LENDER. Borrower shall, both periodically and upon Lender's request, provide updates on Borrower's status and progress on its Year 2000 plan and timeline and other efforts to make itself Year 2000 Compliant. Borrower shall permit Lender to examined all books, records and other information and to inquire of Borrower's officers, employees, accountants, consultants, and other representatives and agents, regarding the plan and Borrower's progress.

LENDERS' RESPONSIBILITIES. Borrower understands and acknowledges that information about Year 2000 issues which may be taken by Lender to Borrower does not constitute advice and is not intended to be relied upon by Borrower in determining and taking the stops needed to be Year 2000 Compliant on a timely basis. The rights granted to Lender and the obligations assumed by Borrower herein are solely for the benefit of Lender, and are consideration for Lender's extension of credit to Borrower. Lender neither has nor assumes any duty or obligation to Borrower to oversee, manage, or supervise Borrower's Year 2000 plan.

MATERIAL BREACH. Borrower understands, covenants, and agrees that Borrower's breach of or failure to perform the covenants, representations, and warranties contained herein, or failure to comply with or fulfill its Year 2000 plan shall constitute a material breach and default of Borrower's obligations to Lender.

--------------------------------------------------------------------------------
THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND AGREE TO THE TERMS AND CONDITIONS OF THIS ADDENDUM, AND FURTHER ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS ADDENDUM.


DATED: MAY 19, 1999


BORROWER: SCARDELLO MARKETING GROUP, L.L.C.          BORROWER:

/s/ Benjamin J. Scardello
------------------------------------------           --------------------------
BENJAMIN J. SCARDELLO
PRESIDENT


BORROWER:                                            BORROWER:

------------------------------------------           --------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                     SCARDELLO MARKETING GROUP, L.L.C.

 FIRST BANK TEXAS N.A.                                                                                     WAIVER OF
 8820 WESTHEIMER                                                                                           JURY TRIAL
 HOUSTON, TX 77063                                           ADDRESS
 713-781-7171   (LENDER)             4295 SAN FELIPE, STE 200
                                     HOUSTON, TX 77056
                                     TELEPHONE NO.       IDENTIFICATION NO.
                                                         76-0603523
---------------------------------------------------------------------------------------------------------------------------------
    OFFICER       INTEREST       PRINCIPAL AMOUNT/          FUNDING/             MATURITY             CUSTOMER           LOAN
   INITIALS         RATE            CREDIT LIMIT         AGREEMENT DATE            DATE                NUMBER           NUMBER

      RW          VARIABLE           $25,000.00             05/19/99             06/05/01                            503993092542
---------------------------------------------------------------------------------------------------------------------------------

Borrower and Lender (the "Parties") incorporate the following provision into every document executed in connection with the transaction described above:


     WAIVER OF JURY TRIAL. LENDER AND BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.








ACKNOWLEDGMENT: THE UNDERSIGNED ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND AGREED TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

THIS AGREEMENT AND RELATED DOCUMENTS HAVE BEEN SIGNED IN THE COUNTY OF LENDER'S ADDRESS UNLESS OTHERWISE SPECIFIED: HARRIS


                                        LENDER    FIRST BANK TEXAS N.A.


                                         /s/  Robert Weakley
                                         --------------------------------------
                                                ROBERT WEAKLEY
                                                VICE PRESIDENT


BORROWER: SCARDELLO MARKETING GROUP, L.L.C.          BORROWER:

/s/ Benjamin J. Scardello
-------------------------------------------          --------------------------
BENJAMIN J. SCARDELLO
PRESIDENT

BORROWER:                                            BORROWER:

-------------------------------------------          --------------------------


BORROWER:                                            BORROWER:

-------------------------------------------          --------------------------

BORROWER:                                            BORROWER:

-------------------------------------------          --------------------------

--------------------------------------------------------------------------------------------------------------
                                                  BORROWER
                                     SCARDELLO MARKETING GROUP, L.L.C.
 FIRST BANK TEXAS N.A.                                                              STOCK/BOND
 8820 WESTHEIMER                                                                    ASSIGNMENT
 HOUSTON, TX 77063                                 ADDRESS                         SEPARATE FROM
 713-781-7171   (LENDER)             4295 SAN FELIPE, STE 200                       CERTIFICATE
                                     HOUSTON, TX 77056
                                     TELEPHONE NO.
                                     IDENTIFICATION NO.
                                                          76-0603523
--------------------------------------------------------------------------------------------------------------

                     OWNER                                                        PURPOSE
 JOCODY FINANCIAL, INC.
                                                            This Agreement is executed for BUSINESS purposes.

                     ADDRESS
 5773 WOODWAY # 290
 HOUSTON, TX 77057
 TELEPHONE NO.           IDENTIFICATION NO.
                     76-0423762
--------------------------------------------------------------------------------------------------------------

FOR VALUE RECEIVED,      Owner whose federal taxpayer identification number is 76-0423762 hereby sells, assigns, and transfers to Lender the following stocks and/or bonds:

     / / STOCK: ___________________________________________________ (______________) Shares of

                / / Common   / / Preferred   / / Other _______________________________________________________

                Stock of the ___________________________ ("Corporation") standing the Owner's

                                      NAME OF CORPORATION

                name on the books of the Corporation and represented by certificate number: __________________
                ______________________________________________________________________________________________

     / / BOND:  _____________________________________________________ (___________________) Bond

                of the _________________________________________________________________ ("Entity")

                                         NAME OF ENTITY

                in the amount of $____________________ standing in the Owner's name on the books of the Entity and represented by bond number: ______________________________________________________________
                ______________________________________________________________________________________________

and does hereby irrevocably constitute and appoint ___________________________________________________________
as its attorney-in-fact to transfer the above described securities on the books of the Corporation or Entity with full powers pertaining to the securities.

This Assignment will be governed by the laws of the State of Texas.


DATED:

                                                 SIGNATURE GUARANTEED
OWNER:

BY /s/ Bob L. Jordan, President
  ------------------------------------           ---------------------------------------------------------
                         TITLE                          LENDER'S NAME
                                                 The signature of the Owner is guaranteed in accordance
OWNER                                            with the provisions of the investment Securities Article
                                                 of the Uniform Commercial Code as enacted in the state
                                                 indicated in Owner's address.

BY                                               BY /s/
  ------------------------------------           ---------------------------------------------------------
                         TITLE

THE SIGNATURE(S) ON THIS ASSIGNMENT MUST BE IDENTICAL TO THE NAME(S) ON THE
STOCK CERTIFICATES OR BONDS IN ALL RESPECTS

--------------------------------------------------------------------------------------------------------------
                                                  BORROWER
                                     SCARDELLO MARKETING GROUP, L.L.C.
 FIRST BANK TEXAS N.A.                                                                COLLATERAL
                                                                                        RECEIPT
                                                       ADDRESS                     NO. 503993092542
                                     4295 SAN FELIPE, STE 200
                                     HOUSTON, TX 77056
                                     TELEPHONE NO.        IDENTIFICATION NO.
                                                          76-0603523
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


Owner of Collateral ("Owner"):

   JOCODY FINANCIAL, INC.




--------------------------------------------------------------------------------------------------------------
Owner hereby deposits with Lender as collateral to secure the Obligations of Borrower of Owner to Lender the following described property:
MEDIQUIK SERVICES, INC. CUSIP 58500V 10  4  #SL- 000286 IN THE AMOUNT OF 25000
SHARES.



Lender has received the above described property in satisfactory condition.


Date: JUNE 18, 1999                                    By: /s/ Robert Weakley
                                                          ----------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       RELEASE

Collateral Released To: ________________________________________ Date: _______________________________________

By:                                                       By:
   ---------------------------------------------              ------------------------------------------------
Receipt Acknowledged:
                      ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                OWNER'S ACKNOWLEDGMENT

Owner acknowledges receipt of the above described collateral in good condition.

Date:


OWNER:    JOCODY FINANCIAL, INC.                           OWNER:

---------------------------------------------              ---------------------------------------------------
BOB L. JORDAN
PRESIDENT

OWNER:                                                     OWNER:

---------------------------------------------              ---------------------------------------------------

OWNER:                                                     OWNER:

---------------------------------------------              ---------------------------------------------------

OWNER:                                                     OWNER:

---------------------------------------------              ---------------------------------------------------